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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 8, 1996


              American Express Receivables Financing Corporation
                on behalf of the American Express Master Trust
               (Issuer in respect of the 6.05% Class A Accounts
                 Receivable Trust Certificates, Series 1992-1,
                  the 6.60% Class A Accounts Receivable Trust
               Certificates, Series 1992-2, the 5.375% Class A
            Accounts Receivable Trust Certificates, Series 1993-1,
           the 7.15% Class A Accounts Receivable Trust Certificates,
             Series 1994-1, the 7.60% Class A Accounts Receivable
                Trust Certificates, Series 1994-2 and the 7.85%
          Class A Accounts Receivable Trust Certificates, Series 1994-3)
- ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                  33-47812
                                  33-49106
                                  33-67502
       Delaware                   33-81634        13-3632012
- ----------------------------    -------------    -------------
(State or other jurisdiction    (Commission      (IRS Employer
    of incorporation)           File Numbers)  Identification No.)


200 Vesey Street, World Financial Center
New York, New York                                     10285
- ----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (212) 640-5582
                                                   --------------



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Item 5.  Other Events

      Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated May 8, 1996 for the Distribution Date occurring on May 15, 1996 and the preceding Due Period from April 1 through April 30, 1996 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust, and to Moody's Investors Services, Inc. and Standard & Poor's Corporation. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2 and 1994-3,
occurring on May 15, 1996, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                        Description
- -----------                        -----------

Exhibit 99.1 Monthly Servicer's Certificate dated May 8, 1996 for the Distribution Date occurring on May 15, 1996 and the preceding Due Period from April 1 through April 30, 1996 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust and to Moody's Investors Services, Inc. and Standard & Poor's Corporation.

Exhibit 99.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2 and 1994-3,
                        occurring on May 15, 1996.



















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                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                              AMERICAN EXPRESS MASTER TRUST


                              By: /s/ Leslie R. Scharfstein
                                  -------------------------
                                  Leslie R. Scharfstein
                                  (Vice President of American
                                  Express Receivables Financing
                                  Corporation, Originator of the
                                  American Express Master Trust)



Dated:  May 13, 1996

































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                                 EXHIBIT INDEX
                                 -------------

Designation                      Description                        Page
- -----------                      -----------                        ----

Exhibit 99.1            Monthly Servicer's Certificate dated         5
                        May 8, 1996 for the Distribution
                        Date occurring on May 15, 1996
                        and the preceding Due Period from
                        April 1 through April 30, 1996
                        provided to The Bank of New York,
                        as Trustee under the Agreement
                        and to Moody's Investors Services, Inc.
                        and Standard & Poor's Corporation.

Exhibit 99.2            Payment Date Statements relating            35
                        to interest distributions on the
                        Class B Certificates, Series 1992-1,
                        1992-2, 1993-1, 1994-1, 1994-2 and
                        1994-3, occurring on May 15, 1996.





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